                               POWER OF ATTORNEY

Each of the undersigned Trustees and officers of Blackstone Alternative Alpha
Fund ("BAAF"), Blackstone Alternative Alpha Fund II ("BAAF II"), and Blackstone
Alternative Alpha Master Fund (the "Master Fund") (together with BAAF and BAAF
II, the "Funds" and each a "Fund") hereby severally constitutes and appoints each of Brian Gavin  and Peter Koffler and each of them singly, with full powers of substitution and resubstitution, his or her true and lawful attorney, with full power to him to sign for him or her, and in his or her name and in the capacities indicated below with respect to each Fund, any one or more
Registration Statements of BAAF or BAAF II on Form N-2 in connection with the registration of BAAF and BAAF II under the Investment Company Act of 1940, as amended (the "1940 Act"), the Registration Statements under the 1940 Act of the
Master Fund, and in connection with the registration of any offering of BAAF's or BAAF II's shares of beneficial interest under the Securities Act of 1933, as amended (the "1933 Act"), including specifically (but without limiting the generality of the foregoing) all pre-effective and post-effective amendments to any such Registration Statement, any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in his or her name and on his or her behalf in connection therewith as said attorney deems necessary or appropriate to comply with the 1933 Act, the 1940 Act, and all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or his or her substitute lawfully could do or cause to be done by virtue hereof.

Name                    Capacity                Date
----                    --------                ----

 /s/ Min Htoo           Portfolio Manager       1/22/2018
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Min Htoo